Exhibit 23.2


                       CONSENT OF INDEPENDENT PUBLIC AUDITORS



         We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the 1994 Employee Stock Incentive Plan of our report dated September 26, 1997, with respect to the consolidated financial statements of The Sirena Apparel Group, Inc. included in its Annual Report on Form 10-K for the fiscal year ended June 30, 1997, filed with the Securities and Exchange Commission.



                                      /s/ ERNST & YOUNG LLP

         Los Angeles, California
         May 11, 1998